Distribution Received and Dividend Paid (Notes)	8 Months Ended
Dec. 31, 2012
Equity [Abstract]
Distribution Received and Dividend Paid
Distribution Received and Dividend Paid
On October 23, 2012, LINN Energy’s Board declared a cash distribution of $0.725 per unit with respect to the third quarter of 2012. The distribution attributable to LinnCo’s interest in LINN Energy, totaling approximately $25 million, was paid to LinnCo on November 14, 2012.
On October 23, 2012, the Company’s Board declared a cash dividend of $0.71 per common share with respect to the third quarter of 2012, which was net of a tax reserve of $0.015 per common share from the LINN Energy distribution of $0.725 per unit. The dividend, totaling approximately $25 million after deducting the estimated income tax reserve of approximately $522,000, was paid by the Company on November 15, 2012.